Thrivent Mutual Funds

Supplement to the Statement of Additional Information ("SAI")

dated February 28, 2020

Effective immediately, the following information is added to "Investment Policies and Restrictions

– Investment Limitations":

With respect to the fundamental investment restriction above about industry concentration, the Adviser has adopted the following industry lists based upon asset types. The Adviser will assign industry classifications for those securities that do not have an industry classification based on the following industry lists.

•Bond Fund Industries:

Bloomberg Barclays Classification System - BCLASS3 level

•Stock Fund Industries:

Standard and Poor's Global Industry Classification Standard (GICS) - industry level

•Money Market Fund Industries:

Bloomberg Barclays Classification System - BCLASS3 level, with three exceptions.

1.The Banking Industry is sub-divided into Banks-Foreign and Banks-Domestic.

2.Asset-backed commercial paper is categorized into one of the following custom categories: ABCP-Commercial; ABCP-Consumer; ABCP-Diversified; ABCP- Government; and ABCP-Securities.

3.Municipal debt is categorized using the following custom list for municipal bonds.

•Municipal Bond Fund Categories:

Category

Revenue Bond Industries	Airport Revenue	Multi-Family Housing
	Education Revenue	Recreational Facilities
	Electric Revenue	Single-Family Housing
	Gaming	Special Tax Revenue
	Healthcare (Non-Hospital)	Surface Transportation
	Higher Education	Tax Increment Financing
	Hospital	Tobacco
	Industrial Development Revenue	Water & Sewer
	Industrial Development	Other Miscellaneous
Revenue - Environmental
Lease / Appropriation Revenue
General Obligation	City Bonds	State Bonds
	County Bonds	School District
Governments	Escrowed to Maturity/Pre-refunded

The date of this Supplement is April 30, 2020.

Please include this Supplement with your Statement of Additional Information.

36035